UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2021 (October 26, 2021)

RYMAN HOSPITALITY PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01	RHP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 26, 2021 (the “Effective Date”), Ryman Hospitality Properties, Inc. (the “Company”) entered into Amendment No. 4 (the “Fourth Amendment”) to the Sixth Amended and Restated Credit Agreement dated as of October 31, 2019 (the “Base Credit Agreement”), among the Company, as a guarantor, its subsidiary RHP Hotel Properties, LP, as borrower, certain other subsidiaries of the Company party thereto, as guarantors, certain subsidiaries of the Company party thereto, as pledgors, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent, as amended by Amendment No. 1 to the Base Credit Agreement, effective as of April 23, 2020 (the “First Amendment”), Amendment No. 2 to the Base Credit Agreement, effective as of December 22, 2020 (the “Second Amendment”), and Amendment No. 3 to the Base Credit Agreement, dated as of May 5, 2021 (together with the First Amendment, the Second Amendment and the Base Credit Agreement, the “Credit Agreement”).

The Fourth Amendment provides for certain amendments to the Credit Agreement, including the following:

•	Permits the Company to complete an acquisition during the Restricted Period (as defined in the Credit Agreement) using borrowings under the Company’s revolving credit facility (the “Revolver”) so long as the aggregate amount outstanding under the Revolver is equal to or less than $400,000,000;

•	Permits the Company to assume certain non-recourse indebtedness during the Restricted Period up to $150,000,000 in connection with an acquisition so long as any such indebtedness is scheduled to mature after March 31, 2025;

•	Modifies the requirement that all net proceeds received by the Company in connection with certain equity offerings during the Restricted Period be applied to any amounts outstanding under the Credit Agreement; and

•	Increases the Company’s ability to make certain discretionary capital expenditures during the Restricted Period from $75,000,000 in the aggregate to $95,000,000 in the aggregate.

No additional revolving credit advances were made at closing. Except as described above, the Company is required to use any proceeds from borrowings drawn during the Restricted Period to fund operating expenses, debt service of the Company and its subsidiaries and permitted capital expenditures and investments.

The above summary of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 8.01	Other Events.

On October 26, 2021, the Company announced the proposed acquisition of Block 21, a mixed-use entertainment, lodging, office and retail complex located in downtown Austin, Texas (“Block 21”). A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the pending acquisition of Block 21, and the Company’s expectations for Block 21 upon the closing of the transaction. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with the pending acquisition of Block 21, including, but not limited to, the occurrence of any event, change or other circumstance that could delay the closing of the Block 21 acquisition, or result in the termination of the agreement for the Block 21 acquisition; adverse effects on the Company’s common stock because of the failure to complete the Block 21 acquisition; and the Company’s ability to borrow funds pursuant to its credit agreement or otherwise obtain cash to fund the acquisition. Other factors that could cause results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission and include the risk factors and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and its Quarterly Reports on Form 10-Q and subsequent filings. Except as required by law, the Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

10.1	Amendment No. 4 to Sixth Amended and Restated Credit Agreement, dated as of October 26, 2021, among Ryman Hospitality Properties, Inc., as a guarantor, RHP Hotel Properties, LP, as borrower, certain other subsidiaries of Ryman Hospitality Properties, Inc. party thereto, as guarantors, certain subsidiaries of Ryman Hospitality Properties, Inc. party thereto, as pledgors, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent.

99.1	Press Release of Ryman Hospitality Properties, Inc. dated October 26, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYMAN HOSPITALITY PROPERTIES, INC.

Date:	October 27, 2021	By:	/s/ Scott J. Lynn
		Name:	Scott J. Lynn
		Title:	Executive Vice President, General Counsel and Secretary